Investment Strategy - Climate Global - Climate Resilient REIT Index ETF	Feb. 11, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund is not actively managed and normally invests in securities comprising the Index. The Index is designed to track the performance of companies that are organized as real estate investment trusts or related entities such as real estate operating companies (collectively, “REITs”) that, according to data reviewed by Climate Global, LLC (“Climate Global” or the “Index Provider”), measure climate-specific risks and factors affecting the properties underlying REITs and are expected to outperform other REITs due to their lower degree of exposure to climate events and risks. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities comprising the Index. The Fund generally will use a replication methodology, meaning the Fund will invest in all of the securities composing its Index in proportion to the weightings in the Index.

Climate Global’s index methodology measures and applies a Climate Robustness and Durability Score (“CRDSTM”) to rank REIT weightings in the Index. CRDS is a proprietary, quantitative metric that utilizes insurance-grade catastrophe models and analytical standards relied upon by global insurers and reinsurers to price policies and construct insurance portfolios. By applying these quantitative methods to evaluate property-level hazard exposure and portfolio vulnerability, CRDS provides a consistent approach to identifying REITs with stronger climate and extreme weather durability while maintaining diversification and liquidity within a rules-based structure. The CRDS scoring process incorporates (i) property-level hazard exposures, which may include a multitude of perils such as flood, hurricane, wildfire, hail, wind, heat stress, water stress, sea level rise, and others; (ii) an aggregate weighting of property-level scores at the REIT portfolio level; and (iii) market capitalization, as a measurable proxy for the net present value of future discounted cash flows of a REIT portfolio.

As of December 12, 2025, the Index contained 73 securities with market capitalizations ranging from approximately $119 million to $140 billion. The Index is comprised of REITs that are classified in the Industrial, Retail, Health Care, Diversified, Office, Residential and Hotel & Resort REIT industries. REITs classified as Mortgage REITs are excluded from the Index.

The target size of the Index is 30 to 80 constituents. The Index is rebalanced and reconstituted on a quarterly basis. The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent the Index concentrates in an industry or group of industries. As of December 12, 2025, the Index was concentrated in the Retail Industry. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”) and, therefore, may invest a larger percentage of its assets in fewer issuers than diversified funds.

The Index is owned by Climate Global, which is not affiliated with the Fund or the Adviser. The Index is calculated by Indxx Inc., which is not affiliated with the Fund, the Adviser, or the Index Provider.

Rule 35d-1 Eighty Percent Investment Policy [Text Block]	Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities comprising the Index.
Strategy Portfolio Concentration [Text]	The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent the Index concentrates in an industry or group of industries.